Share Class & Ticker	Class A	Class C	Class T	Institutional Class	Class P	Summary Prospectus February 1, 2020
	AGMAX	AGMCX	-	AGMIX	AGMPX	(as revised August 25, 2020)

AllianzGI Emerging Markets SRI

Debt Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by signing up for e-Delivery. If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://us.allianzgi.com/documents. You can also get this information at no cost by calling 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus and SAI, each dated February 1, 2020, as further revised or supplemented from time to time.

*

Effective on or about September 28, 2020, the AllianzGI Emerging Markets SRI Debt Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of September 21, 2020, shares of the Fund will no longer be available for purchase or exchange. Please see the Fund’s statutory prospectus for more information.

Investment Objective

The Fund seeks long-term capital appreciation and current income.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of the Class P shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	3.75%	1%
Class C	None	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.60%	0.25%	1.23%	2.08%	(1.03)%	1.05%
Class C	0.60	1.00	1.19	2.79	(0.99)	1.80
Class T	0.60	0.25	1.23	2.08	(1.03)	1.05
Institutional	0.60	None	1.16	1.76	(0.96)	0.80
Class P	0.60	None	1.16	1.76	(0.86)	0.90

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.05% for Class A shares, 1.80% for Class C shares, 1.05% for Class T shares, 0.80% for Institutional Class shares and 0.90% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

AllianzGI Emerging Markets SRI Debt Fund

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$478	$907	$1,360	$2,616	$478	$907	$1,360	$2,616
Class C	283	772	1,386	3,047	183	772	1,386	3,047
Class T	354	788	1,248	2,520	354	788	1,248	2,520
Institutional	82	460	864	1,994	82	460	864	1,994
Class P	92	470	874	2,002	92	470	874	2,002

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2019 was 176% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign and Emerging Market Corporate issuers (each as defined below). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy described above. The Fund seeks to implement its sustainable responsible investing (“SRI”) strategy through the application of environmental, social and governance (“ESG”) factors in constructing its portfolio. The Fund incorporates the Manager’s proprietary ESG guidelines both in the selection of individual securities and in the construction of the overall portfolio. The Fund’s primary investment universe will consist of Emerging Market Sovereign bonds.

The instruments in which the Fund may invest may be denominated in non-U.S. currencies or the U.S. dollar. The duration of the Fund’s portfolio varies based on, among other things, the Manager’s forecast for interest rates. The Fund will normally seek to maintain a modified duration within one year above or below that of its benchmark, the JP Morgan J-ESG EMBI Global Diversified Index, which as of December 31, 2019 had a modified duration of 7.85 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Modified duration is a more precise calculation of a security’s sensitivity to interest rates compared to its term to maturity. The Fund will normally seek to maintain a similar average credit rating to its benchmark, the JP Morgan J-ESG EMBI Global Diversified Index, which as of December 31, 2019 had an average credit rating of BBB-, but maintains flexibility to invest in securities of any credit quality.

“Emerging Market Sovereigns,” as used in the description above, refers to governments of emerging market countries. “Emerging Market Quasi-Sovereigns” refers to governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by an Emerging Market Sovereign, or whose obligations are guaranteed by an Emerging Market Sovereign. An “Emerging Market Corporate” issuer refers to any issuer other than an Emerging Market Sovereign or an Emerging Market Quasi-Sovereign that is located in an emerging market country. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Manager, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The portfolio manager may consider, but is not limited by, the classifications on the JP Morgan J-ESG EMBI Global Diversified Index in determining whether a country has an emerging market economy.

The portfolio manager follows a top-down macroeconomic approach in selecting securities and seeks to add value primarily through country selection, while taking into account the Fund’s ESG guidelines described below. The portfolio manager first assesses the global macroeconomic environment and potential implications to emerging markets. He then performs a fundamental country-specific analysis to identify markets that may benefit from broader macroeconomic, industry or capital market developments. Examples include political and economic trends and reforms, central bank policy adjustments, economic productivity, foreign currency reserves, interest-rate cycles, industrial production, commodities and manufacturing dependence, public-sector borrowing, expected bond issues, foreign exchange vulnerability and foreign ownership of an issuer’s bonds.

A proprietary ESG scoring model (the “ESG Model”) is incorporated into the investment process. The ESG Model is used by the investment team to rank the Fund’s investment universe, identify trends and detect non-financial risks that may impair an issuer’s creditworthiness. Each investable emerging market country is scored based on a set of factors that are regularly updated and indicate performance in environmental (e.g. pollution and air quality), social (e.g. wealth distribution) and governance (e.g. fiscal transparency) measures. Governance metrics represent a majority weighting in the investment strategy. The higher weighting reflects the portfolio managers’ belief that changes in governance indicators can foreshadow changes in social and environmental measures, especially in the context of sovereign issuers. In addition, an exclusion list is built to eliminate the Fund’s investment exposure to the countries within the bottom 10% of the ESG Model’s scoring system with regard to any/all of the three “E”, “S”, or “G” components. The exclusion list is intended to insulate the Fund from the worst offenders in each ESG dimension, ensuring that a country performing poorly on any single ESG pillar is filtered out of the Fund’s investment universe even if it performs better on the other two pillars. The ESG Model has the potential to avoid outright sovereign defaults, and to help limit exposure to countries where ESG factors are gradually deteriorating, circumstances which may eventually lead to underperformance.

The portfolio manager combines the ESG Model scoring and fundamental analysis with an assessment of market valuation to identify the strongest investment opportunities. A proprietary relative value framework seeks to assess the different factors potentially driving changes in interest rate spreads across the investment universe while considering changes in fundamental and ESG factors associated with investing in different emerging markets countries. He also considers the importance of structural and technical considerations that may have significant influence over the pricing of emerging market debt. The portfolio manager narrows the universe of investments through a qualitative analysis weighing these criteria and the ESG Model scoring. As a final step of the Fund’s investment process, the portfolio managers employ a risk management strategy that considers markets, duration, credit risk and liquidity risk to create a benchmark-aware portfolio.

The Fund may invest in debt instruments of all types and denominated in any currency (including, without limitation, U.S. Dollars, Euros, Swiss Francs, Japanese Yen, British Pound Sterling and other major currencies, as well as local currencies of emerging market countries) whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating or fixed rate. The Fund expects its currency exposure to be primarily to U.S. dollar-denominated bonds, and the portfolio managers achieve this exposure either directly by purchasing U.S. dollar-denominated bonds, or else indirectly by holding non-U.S. dollar investments paired with a hedging transaction for the same value back into U.S. dollars. Types of debt instruments purchased by the Fund may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans, participations, certificates of deposit, asset-backed securities and mortgage-backed securities. The Fund will limit its unhedged exposure to non-U.S. dollar-denominated debt to 20% of its net assets (subject to the currency exposures described below). The Fund may also invest a portion of its assets in money market instruments, including money market funds denominated in U.S. dollars or other currencies, as well as other investment companies, if the investment companies invest principally in the types of investments in which the Fund may invest directly. Shorting of individual bonds may also be part of the investment strategy. The Fund may enter into short sales of bonds for a range of purposes, including: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; and (iv) as part of its overall portfolio management strategies involving the use of derivative instruments.

The portfolio manager may sell a security for a variety of reasons, such as to invest in a security offering superior investment opportunities or in the event that the ESG Model scoring for a holding drops below an acceptable level.

The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options, forward contracts and swap agreements (including as the buyer or seller

Summary Prospectus

of credit default swaps), credit-linked notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies. The Fund may use derivatives for hedging (either currencies or other exposures) or efficient portfolio management purposes, but also may use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Confidential Information Access Risk:  The Fund’s Manager normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of senior loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, because such issuers may have or later issue publicly traded securities, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  To the extent the Fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  To the extent the Fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Sustainable Investing Risk:  Because the Fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to any other fund in which it invests.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). Prior to August 1, 2019, the Fund was managed pursuant to a different investment strategy and will not necessarily achieve the performance results shown below under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)
Highest 01/01/2019–03/31/2019	7.19%
Lowest 04/01/2018–06/30/2018	-7.10%

Summary Prospectus

Average Annual Total Returns (for periods ended 12/31/19)

	1 Year	5 Years	Fund Inception (9/15/14)
Class A — Before Taxes	9.54%	3.70%	2.89%
Class A — After Taxes on Distributions	7.58%	1.72%	0.95%
Class A — After Taxes on Distributions and Sale of Fund Shares	5.62%	1.93%	1.31%
Class C — Before Taxes	11.96%	3.73%	2.87%
Class T — Before Taxes	10.97%	3.97%	3.14%
Institutional Class — Before Taxes	14.08%	4.78%	3.91%
Class P — Before Taxes	13.94%	4.67%	3.80%
JESG EMBI Global Diversified (reflects no deduction for fees, expenses or taxes)*	15.74%	6.06%	N/A	**
JPM EMBI Global Diversified (reflects no deduction for fees, expenses or taxes)*	15.04%	6.24%	5.67%
Lipper Emerging Market Hard Currency Debt Funds Average	13.20%	4.84%	3.95%

*

Effective August 1, 2019, the JP Morgan J-ESG EMBI Global Diversified Index (“JESG EMBI Global Diversified”) became the Fund’s primary portfolio benchmark. The JESG EMBI Global Diversified integrates environmental, social, and governance (“ESG”) factors to the Fund’s prior benchmark index (JPM EMBI Global Diversified). AllianzGI U.S. believes that the JESG EMBI Global Diversified is more representative of the Fund’s investment strategies, and will provide investors with a more use ful point of comparison, than the Fund’s prior benchmark index.

**

The average annual total return for the index from September 30, 2014 until December 31, 2019 was 5.86%. Average annual total return information is not available for the period since the Fund’s inception.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund

Investment Manager

Allianz Global Investors U.S. LLC

Portfolio Manager

Richard House, lead portfolio manager and CIO Emerging Markets Debt, has managed the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Login” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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